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                                                                   Exhibit 10.57


                     SUPPLEMENT CLASS B COLLATERAL AGREEMENT

         This SUPPLEMENT TO CLASS B COLLATERAL AGREEMENT (this "SUPPLEMENT"), dated as of October 16, 2003, between JBI HOLDINGS LIMITED, ("JBI HOLDINGS"), a company incorporated under the laws of England and Wales, the Grantors party to the Class B Collateral Agreement referred to below and WILMINGTON TRUST COMPANY, not in its individual capacity but solely as collateral agent (in such capacity, (the "COLLATERAL AGENT") for the Class B Secured Parties.

                                    RECITALS

         WHEREAS, the Pledgors and Wilmington Trust Company, have entered into the Indenture dated as of July 15, 2003 (as amended, restated, supplemented or otherwise modified from time to time, the "INDENTURE"), among the Company, the Subsidiary Guarantors from time to time party thereto and Wilmington Trust Company, not in its individual capacity but solely as Trustee (the "TRUSTEE");

         WHEREAS, pursuant to the Class B Collateral Agreement, dated as of July 15, 2003 (as supplemented and amended hereby and as it may hereafter be further amended, restated, supplemented or otherwise modified, the "CLASS B COLLATERAL AGREEMENT"), Jacuzzi and certain Subsidiaries of Jacuzzi (collectively, the "GRANTORS"), as security for the Class B Obligations, have granted a security interest in certain Collateral to the Collateral Agent;

         WHEREAS, JBI Holdings is executing and delivering this agreement pursuant to the terms of the Indenture, including Section 4.13 thereof;

         NOW, THEREFORE, in consideration of the premises and the mutual covenants hereinafter contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         1. DEFINED TERMS. Unless otherwise defined herein, terms defined in (i) the Collateral Agency Agreement dated as of July 15, 2003 among Jacuzzi Brands, Inc., the Subsidiary Guarantors from time to time party thereto and Wilmington Trust Company (the "COLLATERAL AGENCY AGREEMENT") and used herein shall have the meanings given to them in the Collateral Agency Agreement (whether or not the Collateral Agency Agreement remains in effect) and (ii) the Indenture and used herein, and not otherwise defined in the Collateral Agency Agreement, shall have the meanings given to them in the Indenture (whether or not the Indenture remains in effect).

         2. GRANT OF SECURITY INTEREST. To secure the prompt payment and performance to the Collateral Agent and each Class B Secured Party of the Class B Obligations, JBI Holdings hereby grants to the Collateral Agent for the benefit of itself and each Class B Secured Party a second priority continuing Lien upon (subject to the terms and conditions of the Intercreditor Agreement), and only upon, its Collateral of the types described in Section 2.1 of the Class B Collateral Agreement, whether now owned or existing or hereafter created, acquired or arising and wheresoever located, along with all Proceeds of any such Collateral as and to the extent set




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forth in the Class B Collateral Agreement and to the same extent as if JBI
Holdings had been a party to the Class B Collateral Agreement on the date thereof. The terms of the Class B Collateral Agreement are incorporated herein by reference in their entirety as though fully set forth herein. Each reference to "Grantor" or "Grantors" contained in the Class B Collateral Agreement shall be deemed to include a reference to JBI Holdings. Each reference in the Class B Collateral Agreement to "this Agreement", "herein", "hereof" and words of like import and each reference in the Indenture and the other Security Documents to the Class B Collateral Agreement shall mean the Class B Collateral Agreement as supplemented hereby. The Class B Collateral Agreement shall continue in full force and effect as supplemented hereby.

         3. GOVERNING LAW. THIS SUPPLEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

                            [SIGNATURE PAGE FOLLOWS]






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         IN WITNESS WHEREOF, this Supplement to Class B Collateral Agreement has been duly executed as of the date first written above.


                                       EXECUTED AS A DEED AND DELIVERED BY:

                                       JBI HOLDINGS LIMITED


                                       By:  /s/ Steven C. Barre
                                           -------------------------------------
                                       Name:
                                       Title: Director


                                       WILMINGTON TRUST COMPANY,
                                       not in its individual capacity but
                                       solely as Collateral Agent


                                       By:  /s/ Bruce L. Bisson
                                           -------------------------------------
                                       Name:
                                       Title: Asst Secretary & Vice President



                                       GRANTORS:

                                       Jacuzzi Brands, Inc.
                                       Bathcraft, Inc.
                                       Eljer Plumbingware, Inc.
                                       Gatsby Spas, Inc.
                                       Jacuzzi Inc.
                                       JUSI Holdings, Inc.
                                       Redmont, Inc.
                                       Rexair, Inc.
                                       Sundance Spas, Inc.
                                       USI American Holdings, Inc.
                                       USI Global Corp.
                                       Zurco, Inc.
                                       Zurn Industries, Inc.,
                                       Zurn PEX, Inc.
                                       Asteria Company
                                        (f/k/a Elite Bath Company)
                                       Baylis Brothers Inc.
                                       Bruckner Manufacturing Corp.
                                        (f/k/a Farberware Inc.)
                                       Carlsbad Corp.
                                        (f/k/a Odyssey Sports, Inc.)
                                       Compax Corp.
                                       Eljer Industries, Inc.
                                       Environmental Energy Company




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                                       Gary Concrete Products, Inc.
                                       HL Capital Corp.
                                       Jacuzzi Whirlpool Bath, Inc.
                                       KLI, Inc. (f/k/a Keller Ladders, Inc.)
                                       Krikles Canada U.S.A., Inc.
                                        (f/k/a Selkirk Canada U.S.A., Inc.)
                                       Krikles Europe U.S.A., Inc.
                                        (f/k/a Selkirk Europe U.S.A., Inc.)
                                       Krikles, Inc.  (f/k/a Selkirk, Inc.)
                                       Lokelani Development Corporation
                                       Luxor Industries Inc.
                                       Maili Kai Land Development Corporation
                                       Mobilite, Inc.
                                       Nissen Universal Holdings Inc.
                                       Outdoor Products LLC
                                       PH Property Development Company
                                       PLC Realty Inc. (f/k/a Prescolite Lite
                                        Controls, Inc.)
                                       Rexair Holdings, Inc.
                                       Sanitary - Dash Manufacturing Co., Inc.
                                       SH 1 Inc.
                                       Strategic Capital Management, Inc.
                                       Strategic Membership Company
                                       Streamwood Corporation (f/k/a Quantum
                                        Performance Films, Inc.)
                                       TA Liquidation Corp.
                                        (f/k/a Tommy Armour Golf Company)
                                       Trimfoot Co.
                                       TT Liquidation Corp.
                                       UGE Liquidation Inc.
                                        (f/k/a W.K. 25, Inc.)
                                       USI Atlantic Corp.
                                       USI Capital, Inc.
                                       USI Funding, Inc.
                                       USI Properties, Inc.
                                       USI Realty Corp.
                                       Zurn (Cayman Islands), Inc.
                                       Zurn Constructors, Inc.
                                        (f/k/a Advanco Constructors, Inc.)
                                       Zurn EPC Services, Inc. (f/k/a National
                                        Energy Production Corporation)
                                       Zurnacq of California, Inc.


                                       By:  /s/ Steven C. Barre
                                           -------------------------------------
                                       Name:
                                       Title: Vice President and
                                              Assistant Secretary



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